UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 26, 2012

BPZ Resources, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(Address of Principal Executive Offices)

(281) 556-6200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets. Closing Letter Agreement

On December 26, 2012, BPZ Resources, Inc. (the “Company”) closed its contractual arrangements for the sale of a 49% participating interest (“closing”), in offshore Block Z-1 to Pacific Rubiales Energy Corp. (“Pacific Rubiales”).  Under terms of the agreements signed on April 27, 2012, the Company (together with its subsidiaries) formed an unincorporated joint venture relationship with Pacific Rubiales (together with its subsidiaries) to explore and develop the offshore Block Z-1 located in Peru. Pursuant to the agreements, Pacific Rubiales agreed to pay $150 million for a 49% participating interest in Block Z-1 and agreed to fund $185 million of the Company’s share of capital and exploratory expenditures in Block Z-1 from the effective date of the Stock Purchase Agreement (“SPA”), January 1, 2012.

In December 2012, the Company and Pacific Rubiales waived and modified certain contract conditions in order to effect an accelerated closing of the transaction.  With this closing the Company received the remaining $85 million of cash.  Operating revenues and expenses were also allocated at each partner's respective participating interest from that point forward.

The Board of Directors of Perupetro S.A. (“Perupetro”), a corporation owned by the Peruvian government empowered to become a party in the contracts for the exploration and/or exploitation of hydrocarbons in order to promote these activities in Peru, and the Ministry of Energy and Mines have approved the proposed amendment to modify the Block Z-1 License Contract allowing Pacific Rubiales to become a party to the amended License Contract.  The remaining approval was received from the Ministry of Economy and Finance and on December 29, 2012, the Supreme Decree was signed by the President of Peru authorizing Perupetro to execute the corresponding amendment to the Block Z-1 License Contract.

The following items highlight the key terms of the Closing Letter Agreement dated December 26, 2012:

•	The Company and Pacific Rubiales waived or modified certain warranties, conditions precedent, covenants and other provisions in the SPA.

•
For purposes of closing the contractual arrangements between the parties the definitions of “Completion” and “Completion Date” in the relevant contracts no longer include governmental approval beyond Perupetro’s Board of Directors’ approval of the proposed amendment to the License to allow Pacific Rubiales on the License.

•	The parties removed the July 31, 2013 outside date to receive Peruvian government approvals.

•	The parties agreed that on the basis of the amendments and waivers set forth in the Closing Letter Agreement the Completion Date under the relevant contracts is December 26, 2012.

•
Pacific Rubiales becomes BPZ Norte Oil SRL’s (“Norte”) corporate guarantor and Pacific Rubiales shall indemnify the Company as corporate guarantor under the License with respect to Norte’s 49% Participating Interest until formal recognition of Pacific Rubiales’ parent company guarantee is established.

•
Extinguishment of certain carry loans previously provided by Pacific Rubiales were accelerated to the Completion Date.  In addition, closing adjustments were made to the outstanding carry amount based on credits owed to Pacific Rubiales for 49% of the after tax operating margin.

•	Pacific Rubiales funded the remaining $85 million associated with the original purchase price.

•
Should within the year following the Completion Date, Pacific Rubiales receive notice the contractual or other benefits associated with the License Contract will not be recognized by the Peruvian government (other than for reasons of fault by either joint venture partner), then the Company will repay amounts invested by Pacific Rubiales at agreed upon terms.

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Amendments to Debt Facilities

In connection with the Closing Letter Agreement, the Company entered into an amendment of the credit agreements in place with Credit Suisse AG, Cayman Island Branch to effect the transfer and Completion as described in the Closing Letter Agreement. As was previously anticipated in the Fourth Amendments to the credit agreements, the Company was required to fund the debt service reserve accounts related to the credit agreements in the amounts of outstanding principal.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 2.01 in this Current Report regarding the Amendments to Debt Facilities is hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On December 27, 2012, the Company issued a press release announcing that it had completed the sale of a 49% participating interest, including reserves, in Block Z-1 to Pacific Rubiales.  A copy of the press release dated December 27, 2012 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On December 31, 2012, the Company issued a press release announcing that the Peruvian Government had signed the Supreme Decree authorizing Perupetro to execute the amendment to the Block Z-1 License to add Pacific Rubiales. A copy of the press release dated December 31, 2012 is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. (b)	Financial Statements and Exhibits. Pro Forma Financial Information

The unaudited pro forma consolidated financial statements and accompanying notes of the Company as of September 30, 2012, for the nine months ended September 30, 2012 and for the year ended December 31, 2011 that give effect to the disposition of the assets are attached hereto as Exhibit 99.2 and are incorporated by reference in this Item 9.01.

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1
Amendment to the Stock Purchase Agreement Among BPZ Energy International Holdings, L.P. and BPZ Energy LLC, as Sellers, BPZ Resources, Inc., as Borrower, and Pacific Stratus Energy S.A., as Buyer, and Pacific Stratus International Energy Ltd., as PRE Lender, Closing Letter Concerning BPZ Norte Oil S.R.L., dated December 26, 2012.

Exhibit 10.2	Amendment to the Credit Agreement dated July 6, 2011 among BPZ Exploracion & Produccion S.R.L.as borrower and Credit Suisse AG Cayman Island Branch as administrative agent.

Exhibit 10.3	Amendment to the Credit Agreement dated January 27, 2011 among Empresa Electrica Nueva Esperanza S.R.L.as borrower and Credit Suisse AG Cayman Island Branch as administrative agent.

Exhibit 99.1	BPZ Resources, Inc. Press Release dated December 27, 2012 and furnished with this report.

Exhibit 99.2	BPZ Resources, Inc. unaudited pro forma consolidated financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and the year ended December 31, 2011.

Exhibit 99.3	BPZ Resources, Inc. Press Release dated December 31, 2012 and furnished with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: January 2, 2013	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1
Amendment to the Stock Purchase Agreement Among BPZ Energy International Holdings, L.P. and BPZ Energy LLC, as Sellers, BPZ Resources, Inc., as Borrower, and Pacific Stratus Energy S.A., as Buyer, and Pacific Stratus International Energy Ltd., as PRE Lender, Closing Letter Concerning BPZ Norte Oil S.R.L., dated December 26, 2012.

Exhibit 10.2	Amendment to the Credit Agreement dated July 6, 2011 among BPZ Exploracion & Produccion S.R.L.as borrower and Credit Suisse AG Cayman Island Branch as administrative agent.

Exhibit 10.3	Amendment to the Credit Agreement dated January 27, 2011 among Empresa Electrica Nueva Esperanza S.R.L.as borrower and Credit Suisse AG Cayman Island Branch as administrative agent.

Exhibit 99.1	BPZ Resources, Inc. Press Release dated December 27, 2012 and furnished with this report.

Exhibit 99.2	BPZ Resources, Inc. unaudited pro forma consolidated financial statements as of September 30, 2012 and for the nine months ended September 30, 2012 and the year ended December 31, 2011.

Exhibit 99.3	BPZ Resources, Inc. Press Release dated December 31, 2012 and furnished with this report.

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